UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 22, 2003
                Date of Report (date of earliest event reported)

                               CURON MEDICAL, INC.
             (Exact name of Registrant as specified in its charter)

       State of Delaware                 000-31519              77-0470324
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                                735 Palomar Ave.
                           Sunnyvale, California 94085
                    (Address of principal executive offices)

                                 (408) 733-9910
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

      (c) Exhibits

Exhibit No.      Description
-----------      ---------------------------------------------------------------
99.1             Press Release, dated as of July 22, 2003

Item 9. Regulation FD Disclosure (pursuant to Item 12)

      In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure" and shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by Curon Medical under the Securities Act of 1933.

      On July 22, 2003, Curon Medical, Inc. issued a press release announcing its results for the three and six months periods ended June 30, 2003. The press release is attached as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       CURON MEDICAL, INC.

                                       By: /s/ Larry C. Heaton II
                                           -------------------------------------
                                           Larry C. Heaton II
                                           President and Chief Executive Officer

Date: July 22, 2003